UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2007

MALIBU MINERALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-136349	20 -5242826
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

502 East John Street
Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(Registrant's telephone number, including area code) (604) 685-7552

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Acquisition of Flex Fuels Energy Limited

On May 29, 2007 (the “Closing Date”) Malibu Minerals, Inc. (the “Company” or “Malibu”) pursuant to the terms of the Acquisition Agreement (the “Agreement”), and as amended via the terms of the Addendum to the Agreement dated May 29, 2007 (the “Addendum”; the Addendum and the Agreement are collectively referred to as the “Agreements”), each entered into by the Company with Flex Fuels Energy Limited, a company formed under the laws of England and Wales (“Flex Fuels”), the shareholders of Flex Fuels (collectively the “Shareholders”) and the individuals signatories thereto, as previously reported by the Company in its Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”), for the purpose of diversifying the Company’s business, the Company acquired the remaining 85% of the entire authorized share capital (the “Shares”) of Flex Fuels (the “Acquisition”). As consideration for the acquisition of the Shares, the Company issued an aggregate of 24,854,477 shares (the “Consideration Shares”) of its common stock, $0.001 par value (the “Common Stock”) to the shareholders of Flex Fuels (the “Shareholders”). Furthermore, as part of the Acquisition, the Company completed a Financing (as defined below) and provided funds in the amount of $11,800,000 to Flex Fuels out of the Proceeds (as defined below) obtained from the Financing. The Acquisition was completed following the satisfaction of the Completion Conditions (as defined in the Agreement), including the delivery of audited financial statements of Flex Fuels for the fiscal period ending December 31, 2006. As a result of the Acquisition, there were 64,454,494 shares of the Company’s Common Stock issued and outstanding post Acquisition and Flex Fuels became a wholly-owned subsidiary of the Company. The Company claims an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Regulations S, Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. None of the purchasers who received shares under Regulation S are U.S. Person as defined in Rule 902(k) of Regulation S, and no sales efforts were conducted in the U.S., in accordance with Rule 903(c). Such purchasers acknowledged that the securities purchased must come to rest outside the U.S., and the certificates contain a legend restricting the sale of such securities until the Regulation S holding period is satisfied.

Pursuant to the Agreements, each of the Shareholders agreed not to dispose of any of the Consideration Shares received by them for a period of two years from the Closing Date. Furthermore, among other things, pursuant to the Agreements the Company delivered Voting Trust Agreements entered into by the shareholders of the Company holding in aggregate approximately 11.5% of the issued and outstanding shares of the Company’s Common Stock prior to the Closing Date (“11.5% Shareholders”) which provide that during the 12 months from the Closing Date (i) 11.5% Shareholders agree not to dispose any of the shares held by them, and (ii) the voting rights attached to the shares subject to the Voting Trust Agreements, a total of approximately 7,384,227 shares of Common Stock shall be exclusively exercised in accordance with the written directions of a majority of the directors of the Company then in place.

  Upon completion of the Acquisition, Mr. Paul Gothard and Mr. Gordon Alan Ewart were appointed as members of the board of directors of the Company. For a complete description of the backgrounds of such persons, see “Directors and Executive Officers, Promoters and Control Persons.”

Private Placement

Also, on the Closing Date in connection with the Agreements, the Company closed on a private placement offering (the “Offering”) in which it sold an aggregate of 16,582,621 shares of its Common Stock (the “Common Shares”) at a price of $0.90 per Common Share for aggregate gross proceeds of $14,924,359.50 (the “Proceeds”). The Common Shares were sold pursuant to Subscription Agreements entered into by and between the Company and the purchasers named on the signature pages thereto (the “Purchasers”).

International Capital Partners SA (“ICP”) acted as the placement agent for the Offering. The Company paid the following fees in connection with the Offering (i) a commission equal to $1,492,435.95, paid to ICP representing 10% of the Proceeds; and (ii) $70,000 in legal fees. ICP had no obligation to buy any Common Shares from the Company. In addition, The Company agreed to indemnify ICP and other persons against specific liabilities under the Act. The net proceeds of the Offering are expected to be used as by the Company as working capital and for general corporate purposes.

The Purchasers agreed not to sell the Common Shares for a period of twelve months from the date of their purchase, unless permitted earlier by the Company. Notwithstanding the foregoing, the Purchasers further agreed to be bound by any lock-up period required by state regulatory agencies or any other governmental regulation. The Common Shares are restricted securities under Securities Act of 1933, as amended (the "Act"), and applicable state securities laws and, therefore, may only be transferred pursuant to the registration requirements of federal and state securities laws or pursuant to an exemption from such registration requirements. The Common Shares will bear a restrictive legend stating these resale restrictions.

In connection with the Offering, the Company agreed to file a registration statement on Form SB-1 (the “Registration Statement”) to effect the registration of the Common Stock underlying the Common Shares. The Company agreed to use its reasonable best efforts to cause the Registration Statement to be filed with the SEC as soon as possible but no later then 90 days after the Closing Date. The Company further agreed to clear any comments issued with respect to the Registration Statement in order for the SEC to declare the Registration Statement effective no later than 120 days after the filing of the Registration Statement. If the Company fails to file the Registration Statement with the SEC or have the Registration Statement be declared effective on or before the time frame described, the Purchasers shall be entitled to liquidated damages from the Company in an amount $49,847.36 for each month that the Company is delinquent in filing or effectiveness of the Registration Statement, subject to an overall limit of up to 15 months of partial liquidated damages.

The Common Shares were offered and sold to the Purchasers in a private placement transaction made in reliance upon exemptions from registration pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). The offers and sales to the Purchasers were made in offshore transactions. None of the Purchasers were a U.S. person as defined in Rule 902(k) of Regulation S, and no sales efforts were conducted in the U.S., in accordance with Rule 903(c). Such Purchasers acknowledged that the securities purchased must come to rest outside the U.S., and the certificates contain a legend restricting the sale of such securities until the Regulation S holding period is satisfied.

Item 2.01. Completion of Acquisition or Disposition of Assets

NOTE: The discussion contained in this Item 2.01 relates primarily to Flex Fuels. Information relating to the business of the Company has been previously reported in its Quarterly Report on Form 10-QSB for the three months ended March 31, 2007, Annual Report on Form 10-KSB for the year ended December 31, 2006, and prior periodic filings with the SEC.

DESCRIPTION OF MALIBU’S BUSINESS

Organizational History

Malibu was incorporated in the State of Nevada on March 10, 2006, to engage in the business of exploration and discovery of gold, minerals, mineral deposits and reserves. Malibu has staked one mineral claim containing 8 cell claim units totaling 165.685 hectares. Throughout this Current Report, the Company refers to these mining claims as the “Malibu Gold Mine Property” or “Malibu Gold Property”. Malibu purchased the Malibu Gold Property in March of 2006. The Malibu Gold Property is located approximately 110 km northwest of Vancouver, BC, and 75 km north of Sechelt, BC. The property is situated on the south side of Queen’s Reach on upper Jervis Inlet, due south of Malibu at the entrance to Princess Louisa Inlet. Access to the property is available via plane from Vancouver or Sechelt, or by boat from Egmont or Pender Harbour on the Sechelt Peninsula.

During the fourth quarter of our 2006 fiscal year, for the purpose of diversifying our business, acquiring capital, gaining greater access to the capital markets and with the assistance of newly acquired capital promotion of Malibu’s business of exploration and discovery of gold, minerals, mineral deposits and reserves, Malibu entered into the Agreement with Flex Fuels and the Shareholders of Flex Fuels as more fully described above.

In addition to Malibu’s management’s approach of diversification of its business, its management’s goal of gaining greater access to capital markets, subject to the availability of resources and personnel and existence of proven and probable gold and mineral reserves, Malibu is currently continuing to and intends to proceed in the future with (1) its business of acquiring and exploring gold and mineral properties with proven and probable reserves principally, with the objective of identifying gold and mineralized deposits economically worthy of continued production and/or subsequent development, mining or sale, (2) mining and development of the Malibu Gold Property, and (3) the 3 Phases of its business outlined in subsection titled “Proposed Program of Exploration” in the Annual Report filed for the fiscal year ended December 31, 2006.

In May of 2007, as contemplated by the Agreements and as described in the Offering materials, Malibu authorized and effected a dividend in the form of Common Stock, whereby each stockholder of record of Malibu as of the end of the business day on May 21, 2007, received five shares of Common Stock, for one share of Common Stock which they owned.

In November of 2006, Malibu filed a Form 211 application with the NASD in order to obtain its approval for the listing and quotation of Malibu’s Common Stock on the Over-The-Counter Bulletin Board (the “OTCBB”). In May of 2007, the NASD declared that it has no further comments on the Application, and assigned a symbol of “MLBU.OB” to Malibu’s Common Stock. Malibu anticipates having a priced quotation for its Common Stock on OTCBB during the first couple of weeks of June.

The Company has elected a fiscal year end of December 31.

DESCRIPTION OF FLEX FUELS’ BUSINESS

Organizational History

Flex Fuels was formed on November 26, 2006 under the laws of England and Wales.

Flex Fuels Business

Flex Fuels is a developmental stage company headquartered in London, England. Flex Fuels plans to construct, own and manage seed processing facilities, refineries producing bio diesel products (and associated power generation facilities if commercially desirable) and to engage in the business of supplying and distributing bio diesel products. Flex Fuels further plans to specialize in the conversion of oil seed bearing crops to energy. Flex Fuels is comprised of the following core business areas aimed at a vertically integrated strategy to realize maximum value from the energy crop supply chain:

“Flex Fuel Farming FFF” - The purchase or production of raw feedstock necessary for the production of vegetable oils;
“Flex Fuel Crush “FFC” - The treatment of feedstock to produce the oils necessary to the production of Biodiesel. This company will also seek to own a combined heat and power plant for onsite energy requirements.
“Flex Fuel Refineries “FFR” - The refining and conversion of feedstock oils into biodiesel products;
“Flex Fuel Biomass “FFB” - Electrical power generation from the oil cake derived from the oil seed crush process (and potentially OSR straw)
“Flex Fuel Trading “FFT” - The purchase of raw materials and sale of biodiesel products

The Company has incurred operating losses since inception and has generated no revenues from continuing operations. As a result, the Company has generated negative cash flows from operations and has an accumulated deficit at December 31, 2006. The Company is operating in a developing industry and with the exception of $11,800,000 in financing received by Malibu, its primary source of funds to date has been through the issuance of securities. Malibu, and Flex Fuels as its wholly owned subsidiary, is currently seeking additional funding. While Malibu and Flex Fuels are optimistic and believe appropriate actions are being taken, there can be no assurance that management’s efforts will be successful or that the products of Malibu and/or Flex Fuels develop and markets will be accepted by consumers.

Flex Fuels Strategy

Flex Fuels’ goal is to deliver a number of high yielding renewable energy projects that logically fit into a vertically integrated structure. The overarching principal is for Flex Fuels to manage (directly or indirectly) the biofuel supply chain from ”farm to fuel”. Currently, Flex Fuels is negotiating United Kingdom (“UK”) oil seed rape supply which is expected to form a reliable contracted base line supply of high quality oil for the refinery business. The seed will form the basis for the crush plant and refinery with offshore swing oils to improve margins. Flex Fuels is also evaluating oil seed production in Eastern Europe and Jatropha as current feedstock options. Ultimately, the Company’s management believes that the UK energy market provides significant incentives for renewable sources of energy and this would allow for advantageous offtake contracts to be formed which underpin Flex Fuels’ project economics.

As a result of the Acquisition, the Company’s management believes that the Company’s goal to diversify its business via (i) the alternative fuel and exploration business to be conducted by its wholly owned subsidiary, Flex Fuels, and (ii) discovery and exploration of minerals and gold business to be conducted by the Company, is attractive to capital markets and allows for maximum valuation of the Company’s business as a whole. Such strategy could require significant additional future funding in order for the Company as a whole, having Flex Fuels integrated as a wholly owned subsidiary, achieve and deliver its long term objectives.

Industry Overview

European & United Kingdom Biodiesel Market

The EU Biofuels Directive requires all member states to set indicative targets for biofuel sales in 2005 and 2010 against reference values of 2% and 5.75% (based on energy content) respectively. The majority of member states have now set their target and as such the European biodiesel demand is expected to grow significantly over the next 5 years. It is anticipated that demand could reach well in excess of 10 million tonnes/annum by 2010 compared with an estimated production capacity of 3 million tonnes in 2005/06. In 2006 The European Commission intend to bring forward a review of the Biofuels Directive with a view of a possible revision. It is anticipated that this review will lead to new increased targets being set from 2010 onwards which will increase the demand for bio-diesel even further.

The UK bio-diesel market has been provided significant support with the recent announcement of a Renewable Transport Fuel Obligation which will be introduced in 2008 resulting in up to 35p per liter support for bio-diesel in 2008. There is an estimated requirement for approximately 2.4 billion liters (based on 2004 fuel demand) of biofuels in the UK by 2010. UK biofuels sales in May 2005 were running at some 10.7 million liters a month, equating to 125 million liters per year whilst total road fuel sales were approximately 48 billion liters. As a percentage of total road fuel sales, biofuels contributed about 0.04%.

Biodiesel Market

The table below shows how the market share of diesel powered cars has increased since 1990. This trend would suggest that the EU bio fuels directive will be met predominantly from bio-diesel as opposed to bio-ethanol by 2010.

An additional reason for biodiesel growth is the B100 market for biodiesel - particularly trucks and buses. In the UK many Government bodies have a requirement to attain high biofuels targets in their vehicle fleets. This is also a market where government subsidies are likely to be concentrated as it substantially reduces dependence on fossil based fuel and assists with attaining the government’s ambitious biofuels targets. In order to attain greater than 5% targets this market will have to grow given that the biofuel to retail channel will be limited for the foreseeable future by car manufacturer warranties.

An experienced marketer has been recruited to capture a significant portion of the commercial road transport users within the South West and West Midlands of the UK. The diesel consumption for buses, HGV’s and LGV’s in the UK was 14.3 million tonnes (Source: Department of Transport Statistical Bulletin 2005). For the South West including Wales the total figure was 1.883 million tonnes which will be the target market.

Competition

The following table shows the biodiesel refineries operating in Britain:

COMPANY	LOCATION	CAPACITY (t/a)
Argent Energy	Motherwell (Scot)	45,000
Biofuels Corp plc	Teesside	250,000
Greenergy	Immingham	100,000

The following table shows the operating rapeseed oil extraction facilities operating in Britain:

COMPANY	LOCATION	CAPACITY (t/a)
Cargill	Liverpool	600,000
Cargill	Hull	150,000
Archer Daniel Midland	Erith	800,000

Notes:
t/a = Metric input tonnes per annum maximum operating capacity.
The above list excludes plants under 20,000t capacity.

Based on current equipment capacity, the current UK supply of rapeseed and the future forecast demand for biodiesel, the Company and Flex Fuels believe that the market justifies the planned expenditure on oilseed processing and biodiesel refining equipment.

Governmental Regulation

Flex Fuels is, and will be upon completion of its biodiesel production facilities, subject to various government and local environmental laws and regulations, including those relating to the discharge of materials into the air, water and ground, the generation, storage, handling, use, transportation and disposal of hazardous materials, access to and use of water supply, and the health and safety of its employees. These laws and regulations can require expensive pollution control equipment or operational changes to limit actual or potential impacts to the environment. A violation of these laws and regulations or permit conditions can result in substantial fines, natural resource damage claims, criminal sanctions, permit revocations and facility shutdowns. Flex Fuels does not anticipate a material adverse impact on its business or financial condition as a result of our efforts to comply with these requirements. Flex Fuels expects to incur capital expenditures for equipment and construction works require to prevent and control foreseeable pollution in this or the succeeding fiscal year. These expenditures are part of the budget to procure and construct its processing equipment which is considered as part of the ordinary course of business.

There is a risk of liability for the investigation and cleanup of environmental contamination at each of the properties that Flex Fuels owns or operates or plans to own or operate and at off-site locations where Flex Fuels will arrange for the disposal of hazardous substances. If these substances have been or are disposed of or released at sites that undergo investigation or remediation by regulatory agencies, Flex Fuels may be responsible under the applicable environmental laws for all or part of the costs of investigation or remediation and for damage to natural resources. Flex Fuels also may be subject to related claims by private parties alleging property damage and personal injury due to exposure to hazardous or other materials at or from these properties. Some of these matters may require us to expend significant amounts for investigation and/or cleanup or other costs. Flex Fuels does not have material environmental liabilities relating to contamination at or from its facilities or at off-site locations where it has transported or arranged for the disposal of hazardous substances.

In addition, new laws, new interpretations of existing laws, increased governmental enforcement of environmental laws or other developments could require Flex Fuels to make additional significant expenditures. Continued government and public emphasis on environmental issues can be expected to result in increased future investments for environmental controls at its ongoing operations. Present and future environmental laws and regulations and related interpretations applicable to Flex Fuels’ operations, more vigorous enforcement policies and discovery of currently unknown conditions may require substantial capital and other expenditures. Flex Fuels’ air emissions are subject to the various national UK and local laws and associated regulations. The UK government has promulgated national emission standards for hazardous air pollutants that could apply to facilities that Flex Fuels owns or operates or plans to own or operation if the emissions of hazardous air pollutants exceed certain thresholds. If a facility Flex Fuels operates or will operate is authorized to emit hazardous air pollutants above the threshold level, then Flex Fuels would be required to comply with the related environmental and emission laws and regulations applicable to its manufacturing process and would be required to come into compliance with those laws and regulations applicable to its facilities. Although estimated emissions from its plants are not expected to exceed the relevant threshold levels, new or expanded facilities would be required to comply with both standards upon startup if they exceed the hazardous air pollutant threshold. In addition to costs for achieving and maintaining compliance with these laws, more stringent standards also may limit its operating flexibility. Because other UK biodiesel manufacturers will have similar restrictions, however, Flex Fuels believe that compliance with more stringent air emission control or other environmental laws and regulations is not likely to materially affect its competitive position.

The hazards and risks associated with producing and transporting its products, such as fires, natural disasters, explosions, abnormal pressures, blowouts and pipeline ruptures also may result in personal injury claims or damage to property and third parties. As protection against operating hazards, Flex Fuels intends to obtain insurance coverage against some, but not all, potential losses once its facility is operating. Flex Fuels coverage includes physical damage to assets, employer’s liability, comprehensive general liability, automobile liability and workers’ compensation. Flex Fuels believes that its insurance is adequate and customary for its industry, but losses could occur for uninsurable or uninsured risks or in amounts in excess of existing insurance coverage. Flex Fuels does not currently have pending material claims for damages or liability to third parties relating to the hazards or risks of its business.

Occupational Safety Regulations

Flex Fuels is subject to various UK and European Union laws and regulations intended to promote occupational health and safety. Flex Fuels is in the process of implementing environmental and safety policies and procedures designed to protect the safety of its own supervisory staff and to monitor all subcontracted operations for compliance with applicable regulatory requirements and lease conditions, including environmental and safety compliance. Flex Fuels considers the cost of compliance a manageable and necessary part of its business.

Employees

As of March 31, 2007, Flex Fuels had a full time employment agreement with, Mr. Gordon Alan Ewart, its director and President, and a director of Malibu (appointed on the Closing Date per the terms of the Agreement), full time employment agreements with Jon Penton, Iestyn Morgan and Mark Ian Paulson, its directors, Peter Self as Marketing Executive (effective May 1, 2007) and Chris Gould as Project Manager (effective June 1, 2007). Subsequently, as a result of successful Acquisition of Flex Fuels by Malibu, Flex Fuels executed a full time employment agreement, effective as of March 28, 2007, with Mr. Paul Gothard to be employed as its Chief Financial Officer. Effective as of May 29, 2007, Mr. Gothard was also appointed as a director of Malibu per the terms of the Agreement.

The aforementioned individuals will be compensated by Flex Fuels for the provision of their services in their authorized capacities to Malibu pursuant to their employment agreements entered into with Flex Fuels.

DESCRIPTION OF PROPERTY

Principal Executive Offices of the Company

The Company currently holds an arrangement to utilize its main office located at Suite 590 - 999 West Hastings Street, Vancouver, B.C. Canada V6C 2W2.

Principal Executive Offices of the Company

Flex Fuels registered office is located at 30 St. Mary Axe, London, EC3A 8EP, United Kingdom. Flex Fuels anticipates acquiring offices for its headquarters with such address information to be provided in a subsequent filing.

RISK FACTORS

You should carefully consider the risks described below as well as other information provided to you in this document, including information in the section of this document entitled “Information Regarding Forward Looking Statements.” The risks and uncertainties described below are not the only ones facing the Company. Additional risks and uncertainties not presently known to the Company or that the Company currently believes are immaterial may also impair the Company’s business operations. If any of the following risks actually occur, the Company’s businesses, financial condition or results of operations could be materially adversely affected, the value of the Company common stock could decline, and you may lose all or part of your investment.

Explanatory Note

Our shareholders are cautioned that below risks are only some of the risks that the Company is and will be facing as a result of the Acquisition of Flex Fuels. Thus if any of the following risks, or risks not disclosed here, actually occur, the Company’s business, financial condition or results of operations could be materially adversely affected, the value of the Company’s Common Stock could decline, and you may lose all or part of your investment. The Company further intends to amend and more fully supplement the description of the risk factors specifically applicable to it as a result of the Acquisition of Flex Fuels in a subsequent amendment to this Current Report.

RISKS RELATED TO OUR BUSINESS AND OUR INDUSTRY

FLEX FUELS SPECIFIC RISKS

Flex Fuels is at an early stage of development and has a limited operating history.

Flex Fuels was formed in 2006 operating as a private company formed under the laws of the United Kingdom and Wales. As such, it has a limited operating history upon which you can base an evaluation of its business and prospects. As a developmental state company in the early stage of development, there are substantial risks, uncertainties, expenses and difficulties Flex Fuels is subject to. You should consider an investment in Malibu and Flex Fuels as integrated into Malibu in light of these risks, uncertainties, expenses and difficulties. To address these risks and uncertainties, Flex Fuels must do the following:

▪	Successfully execute its business strategy;

▪	Develop, engineer, procure, install and commission equipment to convert oil seed bearing crops into energy;

▪	Obtain planning consents and environmental permits necessary to build and operate the sites within the business plan; and

▪	Attract, integrate, retain and motivate qualified personnel.

Flex Fuels may be unable to accomplish one or more of these objectives, which could cause its business to suffer. In addition, accomplishing one or more of these objectives might be very expensive, which could harm its financial results.

The Company incurred significant losses since inception and anticipates that it will continue to incur losses for the foreseeable future.

The Company has incurred operating losses since inception and has generated no revenues from continuing operations. As a result, the Company has generated negative cash flows from operations and has an accumulated deficit at December 31, 2006. The Company is operating in a developing industry and with the exception of $11,800,000 in financing received by Malibu, its primary source of funds to date has been through the issuance of securities. Malibu, and Flex Fuels as its wholly owned subsidiary, is currently seeking additional funding. While Malibu and Flex Fuels are optimistic and believe appropriate actions are being taken, there can be no assurance that management’s efforts will be successful or that the products of Malibu and/or Flex Fuels develop and markets will be accepted by consumers.

Flex Fuels’ management believes that long-term profitability and growth will depend on its ability to:

•	Develop the reputation of Flex Fuels as a successful operator of seed producing facilities and refineries producing biodiesel products;

•	Successfully engage in the business of supplying and distributing bio diesel products;

•	Successfully identify and exploit appropriate opportunities;

•	Develop viable strategic alliances; and

•	Maintain sufficient volume of successful new biodiesel opportunities.

Flex Fuels will need to raise substantial additional capital to fund its operations, and its failure to obtain funding when needed may force it to delay, reduce or eliminate its products and services.

Flex Fuels’ operations have consumed a substantial amount of cash since inception. Flex Fuels expects to continue to spend substantial amounts to:

•	operate its future seed processing facilities and refineries producing biodiesel products;

•	maintain and increase the company’s human resource including full time and consultant resources;

•	evaluate biodiesel opportunities; and

•	evaluate future projects and areas for long term development.

Flex Fuels expects that its cash requirement for operations will increase significantly over the next several years. Flex Fuels will be required to raise additional capital to meet anticipated needs. Flex Fuels’ future funding requirements will depend on many factors, including, but not limited to:

•	success of ongoing operations;

•	forward commodity prices;

•	operating costs (including human resource costs).

To date, Flex Fuels’ sources of cash have been primarily limited to the financing received from Malibu, its parent as a result of the Acquisition. Flex Fuels cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that Malibu raises additional funds by issuing equity securities, Malibu’s stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact Flex Fuels’ ability to conduct its business. If the Company is unable to raise additional capital, when required, or on acceptable terms, it may have to significantly delay, scale back or discontinue its products and services.

RISKS RELATED TO MALIBU HAVING FLEX FUELS INTEGRATED AS ITS WHOLLY OWNED SUBSIDIARY

OUR COMPANY WAS RECENTLY FORMED, AND WE HAVE NOT PROVEN THAT WE CAN GENERATE A PROFIT. IF WE FAIL TO GENERATE INCOME AND ACHIEVE PROFITABILITY, AN INVESTMENT IN OUR SECURITIES MAY BE WORTHLESS.

We have no operating history and have not proved that we can operate successfully. We face all of the risks inherent in a new business. If we fail, your investment in our common stock will become worthless. From inception on March 10, 2006 to the end of the period ended December 31, 2006, we have not earned any revenue. The purchase of the securities offered hereby must therefore be regarded as the placing of funds at a high risk in a new or "start-up" venture with all the unforeseen costs, expenses, problems, and difficulties to which such ventures are subject.

WE HAVE NO OPERATING HISTORY. THERE CAN BE NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN OUR MINERAL EXPLORATION OR BIODIESEL ACTIVITIES.

We have no history of operations. As a result, there can be no assurance that we will be successful in our exploration activities. Our success to date in entering into ventures to acquire interests in exploration blocks is not indicative that we will be successful in entering into any further ventures. Any potential for future growth in our mineral exploration activities will place additional demands on our executive officers, and any increased scope of our operations will present challenges due to our current limited management resources. Our future performance will depend upon our management and their ability to locate and negotiate additional exploration opportunities in which we are solely involved or participate in as a joint venture partner. There can be no assurance that we will be successful in our efforts. Our inability to locate additional opportunities, to hire additional management and other personnel, or to enhance our management systems, could have a material adverse effect on our results of operations. There can be no assurance that our operations will be profitable.

WE WILL NEED TO INCREASE THE SIZE OF OUR ORGANIZATION, AND MAY EXPERIENCE DIFFICULTIES IN MANAGING GROWTH.

We are a small company with two employees as of March 31, 2007, and Flex Fuels had 6 full time employees at the Closing Date. We hope to experience a period of expansion in headcount, facilities, infrastructure and overhead and anticipate that further expansion will be required to address potential growth and market opportunities. Furthermore, as a result of the Acquisition of Flex Fuels we hope to experience a period of expansion in headcount, facilities, infrastructure and overhead and would be required to address potential growth and market opportunities associated with the Flex Fuels acquisition. Future growth will impose significant added responsibilities on members of management, including the need to identify, recruit, maintain and integrate additional independent contractors and managers. Our future financial performance and our ability to compete effectively will depend, in part, on our ability to manage any future growth effectively. As a result of the Acquisition of Flex Fuels we expect to be subject to the same or greater extent to the aforementioned risks.

SINCE MR. JAMES LAIRD, OUR EXECUTIVE OFFICER AND A MEMBER OF OUR BOARD OF DIRECTORS, IS NOT A RESIDENT OF THE UNITED STATES, IT MAY BE DIFFICULT TO ENFORCE ANY LIABILITIES AGAINST HIM.

Accordingly, if an event occurs that gives rise to any liability, shareholders would likely have difficulty in enforcing such liabilities because Mr. Laird, our sole Executive Officer and a member of our board of directors, resides outside the United States. If a shareholder desired to sue, shareholders would have to serve a summons and complaint. Even if personal service is accomplished and a judgment is entered against that person, the shareholder would then have to locate assets of that person, and register the judgment in the foreign jurisdiction where the assets are located. Furthermore, as a result of the Acquisition of Flex Fuels we anticipate expanding our management team and expanding our board of directors. One or more members of management team and expanded board of directors may not be residents of the United States and shareholders would likely have difficulty in enforcing such liabilities against them. As a result of the Acquisition of Flex Fuels we expect to expand our management team and expand our board of directors, and therefore, we expect to be subject to the same or greater extent to the aforementioned risks.

BECAUSE MR. JAMES LAIRD, OUR SOLE EXECUTIVE OFFICER HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO FAIL.

It is possible that the demands on Mr. James Laird, our sole Executive Officer and a member of our board of directors, from other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business. In addition, he may not possess sufficient time for our business if the demands of managing our business increased substantially beyond current levels.

THE IMPRECISION OF MINERAL DEPOSIT ESTIMATES MAY PROVE ANY RESOURCE CALCULATIONS THAT WE MAKE TO BE UNRELIABLE.

Mineral deposit estimates and related databases are expressions of judgment based on knowledge, mining experience, and analysis of drilling results and industry practices. Valid estimates made at a given time may significantly change when new information becomes available. By their nature, mineral deposit estimates are imprecise and depend upon statistical inferences, which may ultimately prove unreliable. Mineral deposit estimates included here, if any, have not been adjusted in consideration of these risks and, therefore, no assurances can be given that any mineral deposit estimate will ultimately be reclassified as reserves.

WE ARE SENSITIVE TO FLUCTUATIONS IN THE PRICE OF GOLD AND OTHER MINERALS, WHICH IS BEYOND OUR CONTROL. THE PRICE OF GOLD AND OTHER METALS IS VOLATILE AND PRICE CHANGES ARE BEYOND OUR CONTROL.

The prices for gold and other metals fluctuate and are affected by numerous factors beyond our control. Factors that affect the price of gold and other metals include consumer demand, economic conditions, over supply from secondary sources and costs of production. Price volatility and downward price pressure, which can lead to lower prices, could have a material adverse effect on the costs of and the viability of our projects.

MINERAL EXPLORATION AND PROSPECTING IS HIGHLY COMPETITIVE AND SPECULATIVE BUSINESS AND WE MAY NOT BE SUCCESSFUL IN SEEKING AVAILABLE OPPORTUNITIES.

The process of mineral exploration and prospecting is a highly competitive and speculative business. In seeking available opportunities, we will compete with a number of other companies, including established, multi-national companies that have more experience and financial and human resources than us. Because we may not have the financial and managerial resources to compete with other companies, we may not be successful in our efforts to acquire new projects. However, while we compete with other exploration companies, there is no competition for the exploration or removal of mineral from our claims.

COMPLIANCE WITH ENVIRONMENTAL CONSIDERATIONS AND PERMITTING COULD HAVE A MATERIAL ADVERSE EFFECT ON THE COSTS OR THE VIABILITY OF OUR PROJECTS. THE HISTORICAL TREND TOWARD STRICTER ENVIRONMENTAL REGULATION MAY CONTINUE, AND, AS SUCH, REPRESENTS AN UNKNOWN FACTOR IN OUR PLANNING PROCESSES.

All mining in Canada is regulated by the government agencies at the Federal and Provincial levels in that country. Compliance with such regulation could have a material effect on the economics of our operations and the timing of project development. Our primary regulatory costs will be related to obtaining licenses and permits from government agencies before the commencement of mining activities. An environmental impact study that must be obtained on each property, in order to obtain governmental approval to mine on the properties, is also a part of the overall operating costs of a mining company.

The gold and mineral mining business is subject not only to worker health and safety, and environmental risks associated with all mining businesses, but is also subject to additional risks uniquely associated with gold and other minerals mining. Although we believe that our operations will be in compliance, in all material respects, with all relevant permits, licenses and regulations involving worker health and safety, as well as the environment, the historical trend toward stricter environmental regulation may continue. The possibility of more stringent regulations exists in the areas of worker health and safety, the dispositions of wastes, the decommissioning and reclamation of mining and milling sites and other environmental matters, each of which could have an adverse material effect on the costs or the viability of a particular project. As a result of the Acquisition of Flex Fuels we believe that we will be subject to the same or greater extent to the aforementioned risks.

MINING AND EXPLORATION ACTIVITIES ARE SUBJECT TO EXTENSIVE REGULATION BY FEDERAL AND PROVINCIAL GOVERNMENTS IN CANADA. FUTURE CHANGES IN GOVERNMENTS, REGULATIONS AND POLICIES, COULD ADVERSELY AFFECT OUR RESULTS OF OPERATIONS FOR A PARTICULAR PERIOD AND OUR LONG-TERM BUSINESS PROSPECTS.

Mining and exploration activities are subject to extensive regulation by Federal and Provincial Governments in Canada. Such regulation relates to production, development, exploration, exports, taxes and royalties, labor standards, occupational health, waste disposal, protection and remediation of the environment, mine and mill reclamation, mine and mill safety, toxic substances and other matters. Compliance with such laws and regulations has increased the costs of exploring, drilling, developing, constructing, operating mines and other facilities. Furthermore, future changes in governments, regulations and policies, could adversely affect our results of operations in a particular period and its long-term business prospects.

The development of mines and related facilities is contingent upon governmental approvals, which are complex and time consuming to obtain and which, depending upon the location of the project, involve various governmental agencies. The duration and success of such approvals are subject to many variables outside of our control.

WE ARE SUBJECT TO COMPLIANCE WITH SECURITIES LAW, WHICH EXPOSES US TO POTENTIAL LIABILITIES, INCLUDING POTENTIAL RESCISSION RIGHTS .

We have periodically offered and sold our common stock to investors pursuant to certain exemptions from the registration requirements of the Securities Act of 1933, as well as those of various state securities laws. The basis for relying on such exemptions is factual; that is, the applicability of such exemptions depends upon our conduct and that of those persons contacting prospective investors and making the offering. While we believe that such exemptions were applicable to offers and sales of our common stock, we have not received a legal opinion to the effect that any of our prior offerings were exempt from registration under any federal or state law. Instead, we have relied upon the operative facts as the basis for such exemptions, including information provided by investors themselves.

If any prior offering did not qualify for such exemption, an investor would have the right to rescind its purchase of the securities if it so desired. It is possible that if an investor should seek rescission, such investor would succeed. A similar situation prevails under state law in those states where the securities may be offered without registration in reliance on the partial preemption from the registration or qualification provisions of such state statutes under the National Securities Markets Improvement Act of 1996. If investors were successful in seeking rescission, we would face severe financial demands that could adversely affect our business and operations. Additionally, if we did not in fact qualify for the exemptions upon which we have relied, we may become subject to significant fines and penalties imposed by the SEC and state securities agencies. As a result of the Acquisition of Flex Fuels we expect to be subject to the same or greater extent to the aforementioned risks.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, WE EXPECT TO BE SUBJECT TO GREATER LIABILITY RISKS, WHICH COULD BE COSTLY AND NEGATIVELY IMPACT OUR BUSINESS AND FINANCIAL RESULTS.

As a result of the Acquisition of Flex Fuels we expect being subject to a greater extent to liability claims. There are currently many known hazards associated with the alternative energy industry. Other significant hazards may be discovered in the future. To protect against possible liability, we and our partners would be required to obtain liability insurance with coverage that we believe would then be consistent with industry practice and appropriate in light of the risks attendant to our business. However, if we and our partners are unable to maintain insurance in the future at an acceptable cost or at all, or if our insurance does not fully cover us and a successful claim was made against us and/or our partners, we could be exposed to liability. Any claim made against us not fully covered by insurance could be costly to defend against, result in a substantial damage award against us and divert the attention of our management from our operations, which could have an adverse effect on our financial performance.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, WE EXPECT TO BE SUBJECT TO COMPLIANCE WITH FEDERAL AND STATE REGULATIONS AND SUCH COMPLIANCE WOULD BE AN EXPENSIVE AND TIME-CONSUMING PROCESS, AND ANY FAILURE TO COMPLY COULD RESULT IN SUBSTANTIAL PENALTIES.

As a result of the Acquisition of Flex Fuels we expect that our operations are going to directly and indirectly be subject to extensive and continually changing regulation affecting the alternative fuel industry. Many departments and agencies, both federal and state, are authorized by statute to issue, and have issued, rules and regulations binding on the alternative fuel industry and its individual participants. The failure to comply with such rules and regulations can result in substantial penalties. The regulatory burden on the alternative fuel industry would increase our cost of doing business and, consequently, affect our profitability.

If our operations are found to be in violation of any of the laws and regulations to which we may be subject, we may be subject to the applicable penalty associated with the violation, including civil and criminal penalties, damages, fines and the curtailment of its operations. Any penalties, damages, fines or curtailment of our then operations, individually or in the aggregate, could adversely affect our ability to operate our business and our financial results. The risk of us being found in violation of these laws and regulations is increased by the fact that many of them have not been fully interpreted by the regulatory authorities or the courts, and their provisions are open to a variety of interpretations. Any action against us for violation of these laws or regulations, even if we successfully defend against it, could cause us to incur significant legal expenses and divert our management’s attention from the operation of our business.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, THE AVAILABILITY AND THE PRICE OF THE AGRICULTURAL COMMODITIES AND AGRICULTURAL COMMODITY PRODUCTS THAT WE MAY THEN PRODUCE AND MERCHANDISE MAY BE AFFECTED BY WEATHER, DISEASE, GOVERNMENT PROGRAMS AND OTHER FACTORS BEYOND OUR CONTROL.

As a result of the Acquisition of Flex Fuels, the availability and price of agricultural commodities that we may then produce, may be subject to wide fluctuations due to unpredictable factors such as weather, plantings, government (domestic and foreign) farm programs and policies, changes in global demand resulting from population growth and changes in standards of living, and global production of similar and competitive crops. These factors have historically caused volatility in the agricultural commodities industry and, consequently, may cause volatility in our future operating results. Reduced supply of agricultural commodities due to weather-related factors could adversely affect our profitability by increasing the cost of raw materials used in our agricultural processing operations. Reduced supplies of agricultural commodities could also limit our ability to procure, transport, store, process, and merchandise agricultural commodities in an efficient manner which could adversely affect our future profitability. In addition, the availability and price of agricultural commodities can be affected by other factors such as plant disease which can result in crop failures and reduced harvests.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, FLUCTUATIONS IN ENERGY PRICES COULD ADVERSELY AFFECT OUR OPERATING RESULTS.

As a result of the Acquisition of Flex Fuels, our operating costs and selling prices of certain finished products will be sensitive to changes in energy prices. Our processing plants, if any, will be powered principally by electricity, natural gas, and coal. Our then transportation operations will be dependent upon diesel fuel and other petroleum products. Significant increases in the cost of these items could adversely affect our production costs and profitability. We may produce certain finished products, such as ethanol and biodiesel, which are closely related to, or may be substituted for, petroleum products. Therefore, the selling prices of ethanol and biodiesel relate to the selling prices of unleaded gasoline and diesel fuel. A significant decrease in the price of unleaded gasoline or diesel fuel could result in a significant decrease in the selling price of our energy products resulting from conversion of oil seed bearing crops and could adversely affect our revenues and operating results.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, WE MAY BE SUBJECT TO ECONOMIC AND POLITICAL INSTABILITY AND OTHER RISKS OF DOING BUSINESS GLOBALLY, INCLUDING FOREIGN EXCHANGE RISK.

As a result of the Acquisition of Flex Fuels, we plan to conduct our alternative energy business in many countries and may wholly-own, or have ownership interests in, subsidiaries located outside of the United States. Therefore, volatile economic, political and market conditions in these countries in which we would then operate may have a negative impact on our operating results and our ability to execute our business strategies.

As a result of the Acquisition of Flex Fuels, we may also be exposed to other risks of international operations, including:

·	regulation of the economy in the markets in which we would then operate;
·	inflation and adverse economic conditions resulting from governmental attempts to reduce inflation, such as imposition of higher interest rates and wage and price controls;

·	trade barriers on imports or exports, such as higher tariffs and taxes on imports of agricultural commodities and commodity products;
·	changes in the tax laws or inconsistent tax regulations in the countries in which we would then operate;

·	currency exchange rate fluctuations; exchange controls or other currency restrictions; and
·	civil unrest or significant political instability.

The occurrence of any of these events in the markets in which we would then operate, or in other markets where we would plan to expand or develop our business, could jeopardize or limit our ability to transact business in those markets and could adversely affect our revenues and operating results.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, GOVERNMENT POLICIES AND ENVIRONMENTAL REGULATIONS AFFECTING THE AGRICULTURAL SECTOR AND RELATED INDUSTRIES COULD ADVERSELY AFFECT OUR OPERATIONS AND PROFITABILITY.

As a result of the Acquisition of Flex Fuels, we maybe subject to government policies and regulations associated with agricultural production and trade flows. Governmental policies affecting the agricultural industry, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities and commodity products, can influence the planting of certain crops, the location and size of crop production, whether unprocessed or processed commodity products are traded, the volume and types of imports and exports, and industry profitability. In addition, international trade disputes can adversely affect agricultural commodity trade flows by limiting or disrupting trade between countries or regions. Future government policies may adversely affect the supply, demand for, and prices of our products, restrict our ability to do business in our then existing and target markets and could negatively impact our operating results.

As a result of the Acquisition of Flex Fuels, a significant part of our operations will be regulated by environmental laws and regulations. The production of our then products would require the use of materials which can create emissions of certain regulated substances. We cannot be assured that we would be in compliance with all environmental requirements at all times, or that we will not incur material costs or liabilities to comply with environmental requirements. In addition, changes to environmental regulations may require us to modify our then existing processing facilities and could significantly increase operating costs.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, WE WOULD FACE SIGNIFICANT COMPETITION IN EACH OF OUR FLEX FUELS BUSINESS SEGMENTS.

As a result of the Acquisition of Flex Fuels, we may be subject to significant competition in the markets in which we would then operate. Markets for Flex Fuels products are highly price competitive and sensitive to product substitution. We would be a small company and as a result of our small size and a number of large companies competing or possibly competing with us in the future in one or more markets, we may be unable to successfully compete with these larger competitors. Some of our larger competitors in one or more markets would include Barry Callebaut A.G., Bunge, Ltd., Cargill, Inc., Corn Products International, Inc. and Tate & Lyle PLC. In addition, we would be subject to competition with regional suppliers, processors and distributors, and farm cooperatives. Competition could cause us to lose market share, exit certain lines of business, increase expenditures or reduce pricing, each of which could have an adverse effect on our revenues and operating results.

AS A RESULT OF THE ACQUISITION OF FLEX FUELS, WE WOULD BE SUBJECT TO FOOD AND FEED INDUSTRY RISKS.

As a result of the Acquisition of Flex Fuels, we may be subject to food industry risks which include, but are not limited to, food spoilage or food contamination, shifting consumer preferences, federal, state, and local food processing regulations, and customer product liability claims. In addition, we may not always be able to obtain adequate liability insurance related to product liability and food safety matters. The occurrence of any of the matters described above could adversely affect our revenues and operating results.

RISKS RELATED TO OUR FINANCIAL RESULTS

WE HAVE A LIMITED OPERATING HISTORY AND HAVE YET TO ATTAIN PROFITABLE OPERATIONS AND BECAUSE WE WILL NEED ADDITIONAL FINANCING TO FUND THE EXPLORATION AND FINDING OF COMMERCIALLY EXPLOITABLE MINERAL DEPOSITS OR RESERVES, AND DEVELOPMENT OF OUR SUBSDIDIARY’S, FLEX FUELS, BIODISEL BUSINESS, THERE IS SUBSTANTIAL DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN.

We have incurred a net loss of $60,905 for the period from March 10, 2006 (inception) to December 31, 2007 and have no revenues to date. Our future is dependent upon future profitable operations from exploration of commercially exploitable mineral deposits or reserves. As of March 31, 2007, we had $71,564 cash in hand. On May 29, 2007, in connection with the Acquisition, we obtained gross proceeds of $14,924,359.50, of which $11.8 million was used to finance the acquisition of Flex Fuels. Despite this recent financing, the exploration for commercially exploitable mineral deposits or reserves, the biodiesel operation of Flex Fuels, as well as general, legal, accounting and administrative expenses associated with our reporting requirements with the SEC, is expected to require from us significant expenditures over the next twelve months. Therefore, we will require additional financing for our operational expenses, and further exploration work for commercially exploitable mineral deposits or reserves. We are seeking these additional funds via equity financing, private placements or loans from our directors or current shareholders. Currently, we do not have arrangements for additional funds.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

Despite the recently obtained Financing in connection with the Acquisition of Flex Fuels, we will need to obtain additional financing in order to complete our overall business plan. We currently do not have any revenues and we have no income. Other then the recently obtained Financing, we do not have any arrangements for financing and we may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor acceptance of mineral claims and investor sentiment. These factors may adversely affect the timing, amount, terms, or conditions of any financing that we may obtain or make any additional financing unavailable to us.

To date, our sources of cash have been primarily limited to the sale of equity securities. We cannot be certain that additional funding will be available on acceptable terms, or at all. To the extent that we raise additional funds by issuing equity securities, our stockholders may experience significant dilution. Any debt financing, if available, may involve restrictive covenants that impact our ability to conduct our business. If we are unable to raise additional capital, when required, or on acceptable terms, we may have to significantly delay, scale back or discontinue our products and services.

IF WE DO NOT CONDUCT MINERAL EXPLORATION ON OUR MINERAL CLAIMS AND KEEP THE CLAIMS IN GOOD STANDING, THEN OUR RIGHT TO THE MINERAL CLAIMS WILL LAPSE AND WE WILL LOSE EVERYTHING THAT WE HAVE INVESTED AND EXPENDED TOWARDS THESE CLAIMS.

We must complete mineral exploration work on our mineral claims and keep the claims in good standing. If we do not fulfill our work commitment requirements on our claims or keep the claims in good standing, then our right to the claims will lapse and we will lose all interest that we have in these mineral claims.

BECAUSE OF OUR LIMITED RESOURCES AND THE SPECULATIVE NATURE OF OUR BUSINESS, OUR AUDITORS HAVE EXPRESSED AN OPINION OF A SUBSTANTIAL DOUBT AS TO OUR ABILITY TO CONTINUE AS A GOING CONCERN.

The report of our independent auditors, on our audited financial statements for our inception on March 10, 2006 to the period ended June 30, 2006, indicates that there are a number of factors that raise substantial doubt about our ability to continue as a going concern. Our continued operations are dependent on our ability to obtain financing and upon our ability to achieve future profitable operations from the development of our mineral properties. If we are not able to continue as a going concern, it is likely investors will lose their investment.

RISKS RELATED TO THIS OFFERING AND OUR COMMON STOCK

WE MAY NEED ADDITIONAL CAPITAL THAT COULD DILUTE THE OWNERSHIP INTEREST OF INVESTORS.

We require substantial working capital to fund our business in addition to the financing as reported in our Annual Report filed on Form 10-KSB with the SEC for the fiscal year ended December 31, 2006. If we raise additional funds through the issuance of equity, equity-related or convertible debt securities, these securities may have rights, preferences or privileges senior to those of the rights of holders of our common stock may experience additional dilution. We cannot predict whether additional financing will be available to us on favorable terms when required, or at all. Since our inception, we have experienced negative cash flow from operations and expect to experience significant negative cash flow from operations in the future. The issuance of additional common stock by our management may have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

DESPITE THE RECENT APPROVAL OF OUR FORM 211 APPLICATION, THERE IS NO PRICED QUOTATION AVAILABLE FOR OUR COMMON STOCK AS OF THE DATE OF THIS CURRENT REPORT, WHICH LIMITS OUR SHAREHOLDERS' ABILITY TO RESELL THEIR SHARES OR PLEDGE THEM AS COLLATERAL.

As of the date of this Current Report, our Common Stock has been approved for listing, but has not commended trading, on the OTCBB, any quotation service, national exchange or any other exchange. In May of 2007, we cleared all comments on the Form 211 application which we previously submitted with the NASD in order to obtain its approval for the listing of our Common Stock on the OTCBB and were assigned a symbol of “MLBU.OB”; however, as of the date of this Current Report we are awaiting approval from the NASD to have the market maker engage in priced quotations of our Common Stock. Thus, currently there is no public market for our shares, and we cannot assure you that a market for our stock will develop. Consequently, investors may not be able to use their shares for collateral or loans and may not be able to liquidate at a suitable price in the event of an emergency. In addition, investors may not be able to resell their shares at or above the price they paid for them or may not be able to sell the shares at all.

THE SHARES OF COMMON STOCK ELIGIBLE FOR FUTURE SALE COULD NEGATIVELY AFFECT THE MARKET PRICE OF OUR COMMON STOCK.

Sales of substantial amounts of Common Stock in the public market could adversely affect the market price of the Common Stock. These sales also may make it more difficult for us to sell equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate. In the event we successfully acquire the remaining share capital of Flex Fuels, stockholders who have been issued shares in this Acquisition will be able to sell their shares pursuant to Rule 144 under the Securities Act of 1933, beginning one year after the stockholders acquired their shares.

THE PRICE OF OUR COMMON STOCK MAY BE VOLATILE.

The trading price of our common stock following the successful approval from NASD for priced quotation of our Common Stock is likely to be highly volatile and could be subject to fluctuations in response to a number of factors beyond our control. Some of these factors are:

•	our results of operations and the performance of our competitors;

•	the public’s reaction to our press releases, our other public announcements and our filings with the Securities and Exchange Commission, or SEC;

•	changes in earnings estimates or recommendations by research analysts who follow us or other companies in our industry;

•	changes in general economic conditions;

•	changes in market prices for our products or for our raw materials;

•	actions of our historical equity investors, including sales of common stock by our Directors and executive officers;

•	actions by institutional investors trading in our stock;

•	disruption of our operations;

•	any major change in our management team;

•	other developments affecting us, our industry or our competitors; and

•	U.S. and international economic, legal and regulatory factors unrelated to our performance.

In recent years the stock market has experienced significant price and volume fluctuations. These fluctuations may be unrelated to the operating performance of particular companies. These broad market fluctuations may cause declines in the market price of our common stock. The price of our common stock could fluctuate based upon factors that have little or nothing to do with our company or its performance, and those fluctuations could materially reduce our common stock price.

OUR SHARES QUALIFY AS PENNY STOCK AND AS SUCH, WE ARE SUBJECT TO THE RISKS ASSOCIATED WITH “PENNY STOCKS”. REGULATIONS RELATING TO “PENNY STOCKS” LIMIT THE ABILITY OF OUR SHAREHOLDERS TO SELL THEIR SHARES AND, AS A RESULT, OUR SHAREHOLDERS MAY HAVE TO HOLD THEIR SHARES INDEFINITELY.

The Company’s common shares may be deemed to be “penny stock” as that term is defined in Regulation Section “240.3a51 -1” of the Securities and Exchange Commission (the “SEC”). Penny stocks are stocks: (a) with a price of less than U.S. $5.00 per share; (b) that are not traded on a “recognized” national exchange; (c) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ - where listed stocks must still meet requirement (a) above); or (d) in issuers with net tangible assets of less than U.S. $2,000,000 (if the issuer has been in continuous operation for at least three years) or U.S. $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than U.S. $6,000,000 for the last three years.

Section “15(g)” of the United States Securities Exchange Act of 1934, as amended, and Regulation Section “240.15g(c)2” of the SEC require broker dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor’s account. Potential investors in the Company’s common shares are urged to obtain and read such disclosure carefully before purchasing any common shares that are deemed to be “penny stock”.

Moreover, Regulation Section “240.15g -9” of the SEC requires broker dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker dealer to: (a) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (b) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (c) provide the investor with a written statement setting forth the basis on which the broker dealer made the determination in (ii) above; and (d) receive a signed and dated copy of such statement from the investor confirming that it accurately reflects the investor’s financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in the Company’s common shares to resell their common shares to third parties or to otherwise dispose of them. Stockholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, dated April 17, 1991, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

(i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

(ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

(iii) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons;

(iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and

(v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses.

Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities.

THE REQUIREMENTS OF BEING A PUBLIC COMPANY, INCLUDING COMPLIANCE WITH THE REPORTING REQUIREMENTS OF THE EXCHANGE ACT AND THE REQUIREMENTS OF THE SARBANES-OXLEY ACT, MAY STRAIN OUR RESOURCES, INCREASE OUR COSTS AND DISTRACT MANAGEMENT, AND WE MAY BE UNABLE TO COMPLY WITH THESE REQUIREMENTS IN A TIMELY OR COST-EFFECTIVE MANNER.

When our common stock is publicly traded, we will need to comply with laws, regulations and requirements, including certain corporate governance provisions of the Sarbanes-Oxley Act of 2002 and related regulations of the SEC and requirements of OTCBB, with which we are not required to comply as a private company. Complying with these statutes, regulations and requirements will occupy a significant amount of the time of our Board of Directors and management. We will need to:

•	institute a comprehensive compliance function;

•	establish internal policies, such as those relating to disclosure controls and procedures and insider trading;

•
design, establish, evaluate and maintain a system of internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act and the related rules and regulations of the SEC and the Public Company Accounting Oversight Board;

•	prepare and distribute periodic reports in compliance with our obligations under the federal securities laws;

•	involve and retain outside counsel and accountants in the above activities; and

•	establish an investor relations function.

If we are unable to accomplish these objectives in a timely and effective fashion, our ability to comply with our financial reporting requirements and other rules that apply to reporting companies could be impaired, and we may be subject to sanctions or investigation by regulatory authorities such as the SEC or Nasdaq. In addition, failure to comply with Section 404 or a report of a material weakness may cause investors to lose confidence in us and may have a material adverse effect on our stock price.

WE DO NOT INTEND TO PAY DIVIDENDS ON OUR COMMON STOCK.

We do not anticipate paying any cash dividends on our common stock in the foreseeable future. We currently anticipate that we will retain all of our available cash, if any, for use as working capital and for other general corporate purposes, including to service our debt and to fund the development and operation of our business. Any payment of future dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our earnings, financial condition, capital requirements, level of indebtedness, statutory and contractual restrictions applying to the payment of dividends and other considerations that the Board of Directors deems relevant. Investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize a return on their investment. Investors seeking cash dividends should not purchase our common stock.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K (the “Current Report”) contains ‘‘forward-looking statements’’ that represent our beliefs, projections and predictions about future events. All statements other than statements of historical fact are ‘‘forward-looking statements’’, including any projections of earnings, revenue or other financial items, any statements of the plans, strategies and objectives of management for future operations, any statements concerning proposed new projects or other developments, any statements regarding future economic conditions or performance, any statements of management’s beliefs, goals, strategies, intentions and objectives, and any statements of assumptions underlying any of the foregoing. Words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘could’’, ‘‘would’’, ‘‘predicts’’, ‘‘potential’’, ‘‘continue’’, ‘‘expects’’, ‘‘anticipates’’, ‘‘future’’, ‘‘intends’’, ‘‘plans’’, ‘‘believes’’, ‘‘estimates’’ and similar expressions, as well as statements in the future tense, identify forward-looking statements.

These statements are necessarily subjective and involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements described in or implied by such statements. Actual results may differ materially from expected results described in our forward-looking statements, including with respect to correct measurement and identification of factors affecting our business or the extent of their likely impact, the accuracy and completeness of the publicly available information with respect to the factors upon which our business strategy is based or the success of our business. Furthermore, industry forecasts are likely to be inaccurate, especially over long periods of time and in relatively new and rapidly developing industries such as ethanol.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of whether, or the times by which, our performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and management’s belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to, those factors discussed under the headings ‘‘Risk factors’’, ‘‘Management’s discussion and analysis of financial condition and results of operations’’, ‘‘Business’’ and elsewhere in this prospectus.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

To be filed via an amendment to this Current Report.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 29, 2007 with respect to the beneficial ownership of the Company's outstanding common stock following the acquisition of Flex Fuels by (i) any holder of more than five (5%) percent; (ii) each of the named executive officers, directors and director nominees; and (iii) our directors, director nominees and named executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise stated, each person's/entity’s address is c/o Malibu Minerals, Inc., Suite 590 - 999 West Hastings Street, Vancouver, B.C. Canada V6C 2W2.
Name and address of owner	Title of Class	Capacity with Company	Number of Shares Beneficially Owned (1)	Percentage of Class
James Laird	Common Stock	Chief Executive Officer, acting Chief Financial Officer, President and Director	100,002 (2)	*
Thomas Barr	Common Stock	Vice President of Alternative Fuel Operations and Director	749,382 (2)	1.16%
Paul Averill Gothard	Common Stock	Director	--	--
Gordon Alan Ewart	Common Stock	Director	7,865,341 (2) (3)	12.20%
Iestyn Morgan	Common Stock	--	6,606,887 (2)	10.25%
Gillian Penton	Common Stock	--	7,865,341 (2)	12.20%
JTC Trustees Limited as Trustee of the Logo Investment Trust	Common Stock	--	7,865,341 (2) (3)	12.20%
All Officers and Directors as a Group (4 persons)			8,714,725	13.52%

* Beneficial ownership set forth above is less than 1%.
(1) Percentage ownership is based upon 64,454,494 shares of Common Stock outstanding as of May 29, 2007, as a result of the Acquisition of Flex Fuels and is calculated separately for each person on the basis of the actual number of outstanding shares beneficially owned as of May 29, 2007 and assumes the conversion of preferred shares held by such person (but not by anyone else).
(2) Beneficial ownership consists entirely of our common stock.
(3) Mr. Ewart’s beneficial ownership of the shares of the Company’s Common Stock solely consists of him being a beneficiary of the shares held by JTC Trustees Limited as Trustee of the Logo Investment Trust (“JTC”). Mr. Ewart does not have the disposition or voting power over shares held by JTC. The combined ownership by JTC and Mr. Ewart is 7,865,341 shares. JTC’s address is 9 Castle Street, St Helier, Jersey, JE2 3RT.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Executive Officers and Directors

Below are the names and certain information regarding the Company's executive officers, directors and director nominees following the Acquisition of Flex Fuels

Name	Age	Position	Director Since

James Laird (1)	__	Chief Executive Officer, acting Chief Financial Officer, President and Director	March 2006

Thomas Barr (2)	47	Vice President of Alternative Fuel Operations and Director	December 2006
Paul Gothard (3)	39	Director	May 2007
Gordon Alan Ewart (3)	35	Director	May 2007

(1) Mr. Laird was appointed as our Chief Executive Officer, acting Chief Financial Officer, President and director from the date of inception of our company, March 10, 2006.
(2) Mr. Barr was appointed as our director on December 18, 2006, and as our Vice President of Alternative Fuel Operations on April 12, 2007.
(3) Mr. Gothard and Mr. Ewart were appointed as our directors on May 29, 2007, in connection with the Acquisition of Flex Fuels.

The term of office of each director of the Company ends at the next annual meeting of the Company’s stockholders or when such director’s successor is elected and qualifies. No date for the annual meeting of stockholders is specified in the Company’s bylaws or has been fixed by the Board of Directors.

The following information sets forth the backgrounds and business experience of the directors, executive officers and key employees following the Acquisition of Flex Fuels:

Jim Laird. Jim Laird has been a prospector and mining exploration contractor for more than 25 years. Mr. Laird completed the BC EMPR course “Advanced Mineral Exploration for Prospectors, 1980”. Mr. Laird is familiar with the geology of the project area and has more than 20 years experience consulting in the Harrison Lake - Fraser Valley area. Mr. Laird’s address is PO Box 672, Lions Bay, BC, V0N 2E0

Thomas Barr, 47. Thomas Barr was appointed as a member of our board of directors on December 18, 2006. From February 1 of 2006 to date, Mr. Barr has served as a consultant to Index Oil and Gas Inc. providing investor and public relations advice. From January 1 of 2005 to January 31 of 2006, Mr. Barr acted as a consultant to small and medium sized private enterprises regarding prospective funding, investor and public relations strategy, collateral creation and public market quotation. From December of 2001 to December of 2004 Mr. Barr served as a consultant to EasyScreen PLC, a fully listed London Stock Exchange Company, at which Mr. Barr’s main duties were to draft and implement corporate statements and was an integral part of the team involved in several private placement funding rounds prior to the company’s acquisition. From January 1996 to November 2001 Mr. Barr was private analyst and investor in publicly quoted stocks. From 1981 to 1996, Mr. Barr worked for 15 years in the North Sea as a professional saturation diver involved in oil and gas field sub-sea construction. Mr. Barr obtained a BSc in Biology from Stirling University, Scotland, in 1981.

Gordon Ewart, 35. Gordon Ewart was appointed as a member of our board of directors effective as of May 29, 2007. Gordon is currently the Chief Executive Officer and director of Flex Fuels, the Company’s wholly owned subsidiary. Gordon joined Flex Fuels in November 2006 on its incorporation. Prior to joining Flex Fuels, Gordon was General Manager - Commercial of Novera Energy Limited, a company listed on the Alternative Investment Market in London which is one of the leading independent developers and owners of renewable energy assets within the United Kingdom. Gordon joined Novera Energy Limited as a consultant in May 2001. He was appointed General Manager - Commercial in April 2002. He relocated to the United Kingdom and joined Novera Energy Europe Limited in February 2004. Gordon left Novera Energy Europe Limited in September 2006 to focus full time on the development of Flex Fuel Energy Limited. Gordon is a graduate of University of New South Wales with a Bachelor of Commerce in 1994 and subsequently qualified as a chartered accountant in Australia in 1996.

Paul Gothard, 39. Paul Gothard, a chartered accountant, was appointed as a member of our board of directors effective as of May 29, 2007. Paul is currently the Chief Financial Officer of Flex Fuels. Paul joined Flex Fuels in January 2007. Prior to joining Flex Fuels, Paul was the Chief Financial Officer and director of Medicsight, Inc, an investment company that focuses on the Healthcare Information Technology sector. Paul joined Medicsight, Inc in July 2001 as Group Financial Controller and was appointed Chief Financial Officer and director to the board in November 2002. Paul left Medicsight, Inc in March 2006 after successfully listing it on the American Stock Exchange. Between April 2006 and December 2006 Paul enjoyed a career break. Paul obtained a BA (Honours) degree in 1989 in Accounting and Finance and subsequently became a member of the Institute of Chartered Accountants in England and Wales in 1993.

Board Committees:

At this time, the board has no committees, including an audit, nominating or compensation committee, but the Company intends to create such committees following the annual meeting and election of directors. Furthermore, our Board of Directors intends to form an Audit Committee based on the following terms.

Members of our audit committee will serve for a term or terms as determined by our Board of Directors. The purpose of the Audit Committee of the Board of Directors of the Company will be to provide assistance to the Board in fulfilling its responsibility relating to oversight of corporate accounting, reporting practices of the Company, the quality and integrity of the financial reports of the Company, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditors and the performance of the Company's independent auditors and internal audit function. The Committee shall maintain free and open communication between the directors, the independent auditors, the internal auditor and the financial management of the Company.

The Committee shall be composed of at least three directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. All members of the Committee must have a working familiarity with basic finance and accounting practices and shall meet the independence, experience and expertise requirements of the New York Stock Exchange and other applicable laws and regulations (including SEC Rule 10A-3). At least one member of the Committee must have accounting or related financial management expertise as defined by the Securities and Exchange Commission (the "SEC") and, in the judgment of the Board of Directors, be capable of serving the functions expected of an audit committee financial expert.

Family Relationships

None.

Code of Ethics

As of the date of this Current Report, the Company has not adopted a Code of Ethics (the “Code of Ethics”) applicable to the Company’s principal executive, financial and accounting officer or persons performing similar functions. The Company intends to adopt the Code of Ethics sometime in the second calendar quarter of 2007.

Director Compensation

The following table sets forth with respect to each named director, compensation information inclusive of equity awards and payments made in the fiscal year ended December 31, 2006.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g) (3)	Total ($) (h)
James Laird (1)(4)	—	—	—	—	—	—	—

Thomas Barr (2)	—	—	—	—	—	—	—

(1) Mr. Laird was appointed as our Chief Executive Officer, acting Chief Financial Officer, President and director from the date of inception of our company, March 10, 2006.

(2) Mr. Barr was appointed as our director on December 18, 2006, and as our Vice President of Alternative Fuel Operations on April 12, 2007.

(3) With the exception of reimbursement of expenses incurred by our named executive officers during the scope of their employment, none of the named executive received any other compensation, perquisites, personal benefits in excess of $10,000.

(4) See Executive Compensation table below for the total amount of compensation received by Mr. Laird in his capacities as our sole executive officer.

Directors that are non-officers of our company do not receive a cash retainer annually nor do they receive any remuneration for attendance at a board meeting, other than reimbursement for travel expenses.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer and other named executive officers and directors of our company whose total annual salary and bonus exceeded $100,000 (collectively, the “named officers”) for the period from March 10, 2006 (date of inception) to the end of our fiscal year ended December 31, 2006.
Summary Compensation Table - Malibu

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (4)	Option Awards ($)	Non-Equity Incentive Plan Compens- ation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
James Laird Founder, Chief Executive Officer, acting Chief Financial Officer, President and Director (2)	2006	--	--	--	--	--	--	--	--

(1) With the exception of reimbursement of expenses incurred by our named executive officers during the scope of their employment and stated stock award amounts, none of the named executive received any other compensation, perquisites, personal benefits in excess of $10,000.
(2) Mr. Laird was appointed as our Chief Executive Officer, acting Chief Financial Officer, President and Director from the date of inception of our company, March 10, 2006.

In addition, we do not have either (i) a plan that provides for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans, nor (ii) any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment(s) to any of our named executive officers at, following, or in connection with the resignation, retirement or other termination of any of our named executive officers, or in connection with the change in control of our company or a change in any of our named executive officers’ responsibilities following a change in control, with respect to each of our named executive officers.

Summary Compensation Table - Flex Fuels

The following table sets forth information concerning the total compensation that Flex Fuels has paid or that has accrued on behalf of Flex Fuels’ chief executive officer and other executive officers with annual compensation exceeding $100,000 from inception on November 26, 2006 to December 31, 2006.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($) *	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)
Gordon Alan Ewart CEO, President and Director	2006	7,500	--	--	--	--	--	--	7,500

OPTIONS GRANTS IN LAST FISCAL YEAR

As of the end of the Company’s fiscal year ended December 31, 2006, the Company did not adopt a form of an incentive stock option plan.

Employment and Consultancy Agreements

Employment Agreements Entered into with Malibu Minerals

James Laird. Effective December 1, 2006 we executed an employment agreement with Mr. James Laird (“Laird Employment Agreement”), our Chief Executive Officer, President, acting Chief Financial Officer, Secretary, Treasurer and a member of our board of directors, for the services of Mr. Laird to us in the stated capacities for a one year term ending November 30, 2007 (the “Laird Employment Term”). The Laird Employment Agreement shall be subject to renewal at our sole discretion for successive one (1) year periods if we deliver to Mr. Laird a written notice of our intent to renew the Employment Term by giving notice to Mr. Laird per the terms of the Laird Employment Agreement. The Laird Employment Agreement provides for compensation to Mr. Laird solely in the form of a Base Salary at a monthly rate of $4,000 for the first four months of the Laird Employment Term, and at a rate of $2,500 thereafter for the remaining duration of the Laird Employment Term (collectively, the “Base Salary”). Subject to renewal of the Laird Employment Term, we and Mr. Laird shall mutually agree to in writing of the amount of the Base Salary that we shall pay to Mr. Laird.

Pursuant to the terms of the Laird Employment Agreement, Mr. Laird shall be provided by us with reimbursement of expenses related to his employment by us on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior level Employees as a group. During the Laird Employment Term Mr. Laird shall be entitled to standard vacation and holiday benefits, as more fully set forth in the Laird Employment Agreement. Except as expressly provided in Sections 1.4 through 1.6, Employee shall not be entitled to any other compensation or benefits.

In addition, Mr. Laird and our company agreed to certain confidentiality, non-competition, non-solicitation provisions, as more fully set forth in the Laird Employment Agreement.

The Laird Employment Agreement may terminated in accordance with the following provisions: (1) by Company with Cause (as provided in the Laird Employment Agreement), (2) by Company without cause upon not less than 60 days advance written notice to Mr. Laird; (3) by Mr. Laird’s death or disability, provided that such disability expected to result in death or to be of a continuous duration of no less than six (6) months, and the Employee is unable to perform his usual and essential duties for the Company; (4) for any reason by Mr. Laird voluntarily terminating the Laird Employment Agreement upon sixty days prior written notice to the Company.

In the event we terminate Mr. Laird’s employment, all payments under the Laird Employment Agreement shall cease, except for the Base Salary to the extent already accrued. In the event of termination by reason of Mr. Laird’s death and/or permanent disability, Mr. Laird or his executors, legal representatives or administrators, as applicable, shall be entitled to an amount equal to Mr. Laird’s Base Salary accrued through the date of termination. Upon termination of Mr. Laird, if Mr. Laird executes a written release, substantially in the form attached to the Laird Employment Agreement, of any and all claims against us and all related parties with respect to all matters arising out of Mr. Laird’s employment by us, unless the Employment Term expires or termination is for Cause, Mr. Laird shall receive, in full settlement of any claims Mr. Laird may have related to his employment by us, Base Salary for one month from the date of termination, provided Mr. Laird is otherwise in full compliance with the terms of the Laird Employment Agreement.

Thomas Barr. Effective January 1, 2007, we executed an employment agreement with Mr. Thomas Barr (the “Barr Employment Agreement”), our Vice President of Alternative Fuel Operations and a member of our board of directors, for the services of Mr. Barr to us in the stated capacities for a three month term ending March 31, 2007 (the “Barr Employment Term”). The Barr Employment Agreement shall be subject to renewal at our sole discretion on a month to month basis if we deliver to Mr. Barr a written notice of our intent to renew the Barr Employment Term by giving notice to Mr. Barr per the terms of the Barr Employment Agreement. The Barr Employment Agreement provides for compensation to Mr. Barr solely in the form of a Base Salary at a monthly rate of $10,000 through out the Barr Employment Term (the “Base Salary”). Subject to renewal of the Barr Employment Term, we and Mr. Barr shall mutually agree to in writing of the amount of the Base Salary that we shall pay to Mr. Barr. Effective as of April 1, 2007, Mr. Barr’s Employment Agreement was effectively extended for two more months (April and May of 2007) upon the same terms and conditions.

Pursuant to the terms of the Barr Employment Agreement, Mr. Barr shall be provided by us with reimbursement of expenses related to his employment by us on a basis no less favorable than that which may be authorized from time to time by the Board, in its sole discretion, for senior level Employees as a group. During the Barr Employment Term Mr. Barr shall be entitled to standard vacation and holiday benefits, as more fully set forth in the Barr Employment Agreement. Except as expressly provided in Sections 1.4 through 1.6, Employee shall not be entitled to any other compensation or benefits.

In addition, Mr. Barr and we agreed to certain confidentiality, non-competition, non-solicitation provisions, as more fully set forth in the Barr Employment Agreement.

The Barr Employment Agreement may terminated in accordance with the following provisions: (1) by us with Cause (as provided in the Barr Employment Agreement), (2) by us without cause upon not less than 60 days advance written notice to Mr. Barr; (3) as a result of Mr. Barr’s death or disability, provided that such disability expected to result in death or to be of a continuous duration of no less than six (6) months, and the Employee is unable to perform his usual and essential duties for the Company; (4) for any reason by Mr. Barr voluntarily terminating the Barr Employment Agreement upon sixty days prior written notice to the Company.

In the event we terminate Mr. Barr’s employment, all payments under the Barr Employment Agreement shall cease, except for the Base Salary to the extent already accrued. In the event of termination by reason of Mr. Barr’s death and/or permanent disability, Mr. Barr or his executors, legal representatives or administrators, as applicable, shall be entitled to an amount equal to Mr. Barr’s Base Salary accrued through the date of termination. Upon termination of Mr. Barr, if Mr. Barr executes a written release, substantially in the form attached to the Barr Employment Agreement, of any and all claims against us and all related parties with respect to all matters arising out of Mr. Barr’s employment by us, unless the Employment Term expires or termination is for Cause, Mr. Barr shall receive, in full settlement of any claims Mr. Barr may have related to his employment by us, Base Salary for one month from the date of termination, provided Mr. Barr is otherwise in full compliance with the terms of the Barr Employment Agreement.

Employment Agreements Entered into with Flex Fuels

The following employment agreements have been entered into by each of the referenced invidiously solely with Flex Fuels. The aforementioned individuals will be compensated solely by Flex Fuels for the provision of their services in their authorized capacities to Malibu pursuant to their employment agreements entered into with Flex Fuels.

Gordon Alan Ewart. On December 12, 2006, Flex Fuels entered into an Employment Agreement (the “Employment Agreement”) with Mr. Gordon Alan Ewart to employ Mr. Ewart as its Managing Director. On May 29, 2007, Flex Fuels was acquired by the Company pursuant to the terms of the Agreement. In connection with this acquisition, Mr. Ewart agreed to serve as a director of Malibu under the terms of his Employment Agreement with Flex Fuels and will be compensated for the provision of such services to Malibu solely pursuant to the his Employment Agreement. The following are the material terms of the Employment Agreement:

• Mr. Ewart is entitled receive an annual salary of $144,000 (£72,000) per year. Mr. Ewart’s salary shall be subject to a yearly review and shall be also reviewed in the event of a change of control and he shall be further eligible for an annual bonus, each as approved by Flex Fuels’ Board of Directors as more fully set forth in the agreement. Mr. Ewart shall also be entitled to (i) the reimbursement of his expenses incurred in the performance of his duties as an employee of Flex Fuels, and (ii) standard holiday and sickness and pension benefits as more fully set forth in the employment agreement. Flex Fuels also agreed to provide to Mr. Ewart within his base salary package, subject to Flex Fuels’ Board of Directors’ approval, 5% of base salary which Mr. Ewart can use to invest in a private pension plan of his choosing, such that Flex Fuels reserved the right at its absolute discretion to discontinue, terminate, vary or amend existing pension arrangements at any time and will not be liable to provide any other pension arrangements of a same or similar kind or compensation in lieu of such arrangements. Additionally, Flex Fuels agreed to provide to Mr. Ewart Directors’ and Officers’ Liability Insurance.

The employment agreement provides for continuous employment without a set date of termination, unless terminated by either party upon 6 months written notice. Flex Fuels may also terminate Mr. Ewart’s employment when Mr. Ewart shall reach such age as Flex Fuels’ Board of Directors determines as the appropriate retirement age for the senior employees of company. Flex Fuels shall also be entitled to terminate Mr. Ewart’s employment (i) in the event he is prevented by reason of ill health or accident from his duties under his employment agreement for a period of or periods aggregating 180 days in the preceding 12 months, (ii) if any of the evens set forth in Section 17.1 of the employment agreement occur, or (iii) at Flex Fuels’ sole and absolute discretion effective immediately on the date of termination if Flex Fuels provides to Mr. Ewart the amount of his base salary that he would be entitled for under the applicable period of notice.

Paul Gothard. On May 29, 2007, as a result of a successful Acquisition of Flex Fuels by Malibu, and effective as of March 28, 2007, Flex Fuels entered into an Employment Agreement with Mr. Paul Gothard to employ Mr. Gothard as its Chief Financial Officer. In the event Mr. Gothard agrees to serve in any capacity with the Company, he will be compensated solely by Flex Fuels for the provision of such services pursuant to the terms of his employment agreement with Flex Fuels, unless agreed to otherwise. The following are the material terms of Mr. Gothard’s employment agreement:

• Mr. Gothard is entitled receive an annual salary of $180,000 (£90,000) per year. Mr. Gothard is also entitled to receive 65,000 shares of Malibu’s Common Stock subject to the approval of the board of directors of Flex Fuels, and shall be further subject to an 18 month lock up provision. Mr. Gothard’s salary shall be subject to a yearly review and shall be also reviewed in the event of a change of control and he shall be further eligible for an annual bonus, each as approved by Flex Fuels’ Board of Directors as more fully set forth in the agreement. Mr. Gothard shall also be entitled to (i) the reimbursement of his expenses incurred in the performance of his duties as an employee of Flex Fuels, and (ii) standard holiday and sickness and pension benefits as more fully set forth in the employment agreement. Mr. Gothard’s employment agreement does not provide for any pension benefits. Additionally, Flex Fuels agreed to provide to Mr. Gothard Directors’ and Officers’ Liability Insurance.

The employment agreement provides for continuous employment without a set date of termination, unless terminated by either party upon 3 months written notice. Flex Fuels may also terminate Mr. Gothard’s employment when Mr. Gothard shall reach such age as Flex Fuels’ Board of Directors determines as the appropriate retirement age for the senior employees of company. Flex Fuels shall also be entitled to terminate Mr. Gothard’s employment (i) in the event he is prevented by reason of ill health or accident from his duties under his employment agreement for a period of or periods aggregating 180 days in the preceding 12 months, (ii) if any of the evens set forth in Section 17.1 of the employment agreement occur, or (iii) at Flex Fuels’ sole and absolute discretion effective immediately on the date of termination if Flex Fuels provides to Mr. Gothard the amount of his base salary that he would be entitled for under the applicable period of notice.

The Company has not entered into any other employment agreements with any of its other officers or directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

With the exception of Mr. Barr, our director and Vice President of Alternative Fuel Operations, being appointed to the board of directors of Flex Fuels effective as of December 29, 2006, no related party transactions occurred from inception on January 26, 2005 to December 31, 2006.

DESCRIPTION OF SECURITIES

Common Stock

The Company’s authorized capital stock consists of 500,000,000 shares of common stock, $0.001 par value per share, and 10,000,000 shares of preferred stock $0.001 par value per share. As of May 29, 2007, following the acquisition of Flex Fuels there were 64,454,494 shares issued and outstanding of the Company’s common stock and 0 shares of preferred stock issued and outstanding.

Holders of the Company's common stock are entitled to one vote for each share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. Holders of the Company's common stock representing a majority of the voting power of the Company's capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of stockholders. A vote by the holders of a majority of the Company's outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to the Company's articles of incorporation.

Holders of the Company's common stock are entitled to share in all dividends that the board of directors, in its discretion, declares from legally available funds. In the event of a liquidation, dissolution or winding up, each outstanding share entitles its holder to participate pro rata in all assets that remain after payment of liabilities and after providing for each class of stock, if any, having preference over the common stock. The Company's common stock has no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to the Company's common stock.

Warrants

None.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

As of the date of this Current Report, our Common Stock has not commenced priced quotation on the OTCBB. In November of 2006, Malibu filed a Form 211 application with the NASD in order to obtain its approval for the listing and quotation of Malibu’s Common Stock on the Over-The-Counter Bulletin Board (the “OTCBB”). In May of 2007, the NASD declared that it has no further comments on the Application, and assigned a symbol of “MLBU.OB” to Malibu’s Common Stock. Malibu anticipates having a priced quotation for its Common Stock on OTCBB during the first couple of weeks of June.

For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the first transaction, of a risk disclosure document relating to the penny stock market. A broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, and current quotations for the securities. Finally, the monthly statements must be sent disclosing recent price information for the penny stocks held in the account and information on the limited market in penny stocks. Consequently, these rules may restrict the ability of broker dealers to trade and/or maintain a market in the company’s common stock and may affect the ability of shareholders to sell their shares.

Holders

The approximate number of holders of the Common Stock of the Company as of December 31, 2006 was 24.

Dividends

No cash dividends were declared by the Company during the fiscal years ended December 31, 2006 and 2005. While the payment of dividends rests within the discretion of the Board of Directors, it is not anticipated that cash dividends will be paid in the foreseeable future, as the Company intends to retain earnings, if any, for use in the development of its business. The payment of dividends is contingent upon the Company's future earnings, if any, the Company's financial condition and its capital requirements, general business conditions and other factors.

EQUITY COMPENSATION PLAN INFORMATION

As of the end of the Company’s fiscal year ended December 31, 2006, the Company did not adopt a form of an incentive stock option plan.

LEGAL PROCEEDINGS

Malibu

The Company is not a party to any material pending legal proceedings or government actions, including any bankruptcy, receivership, or similar proceedings. Management of the Company does not believe that there are any proceedings to which any director, officer, or affiliate of the Company, any owner of record of the beneficially or more than five percent of the common stock of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or has a material interest adverse to the Company.

Flex Fuels

Flex Fuels is not a party to any pending legal proceeding, nor is its property the subject of a pending legal proceeding, that is not in the ordinary course of business or otherwise material to the financial condition of Flex Fuels.

RECENT SALES OF UNREGISTERED SECURITIES

With the exception of the information set forth below, the details regarding the Company’s sales of its unregistered securities for the period from inception and up to the date of this Current Report, has been previously filed in its Registration Statement on Form SB-1, its Quarterly Report on Form 10-QSB for the three months ended March 31, 2007, Annual Report on Form 10-KSB for the year ended December 31, 2006, and other prior periodic filings with the SEC.

On May 24, 2007, the Company issued 137,344 shares of its Common Stock to Mr. Barr, its director and non-executive director, in consideration of the services provided by Mr. Barr to the Company.

On May 29, 2007, the Company closed on a private placement offering in which it sold an aggregate of 16,582,621 shares of its Common Stock at a price of $0.90 per Common Share for aggregate gross proceeds of $14,924,359.50. Also, on the Closing Date in connection with the Agreements, the Company closed on a private placement offering (the “Offering”) in which it sold an aggregate of 16,582,621 shares of its Common Stock (the “Common Shares”) at a price of $0.90 per Common Share for aggregate gross proceeds of $14,924,359.50 (the “Proceeds”). The Common Shares were sold pursuant to Subscription Agreements entered into by and between the Company and the purchasers named on the signature pages thereto (the “Purchasers”).

International Capital Partners SA (“ICP”) acted as the placement agent for the Offering. The Company paid the following fees in connection with the Offering (i) a commission equal to $1,492,435.95, paid to ICP representing 10% of the Proceeds; and (ii) $70,000 in legal fees. ICP had no obligation to buy any Common Shares from the Company. In addition, The Company agreed to indemnify ICP and other persons against specific liabilities under the Act. The net proceeds of the Offering are expected to be used as by the Company as working capital and for general corporate purposes.

All of the above offerings and sales were deemed to be exempt under either rule 506 of Regulation D and/or Section 4(2) of the Securities Act or pursuant to Regulation S promulgated under the Securities Act. For offerings and sales deemed to be exempt from registration under either rule 506 of Regulation D and/or Section 4(2) of the Securities Act, no advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, business associates of our company or executive officers of our company, and transfer was restricted by us in accordance with the requirements of the Securities Act. In addition to representations by the above-referenced persons, we have made independent determinations that all of the above-referenced persons were accredited or sophisticated investors, and that they were capable of analyzing the merits and risks of their investment, and that they understood the speculative nature of their investment. Furthermore, all of the above-referenced persons were provided with access to our Securities and Exchange Commission filings.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's directors and executive officers are indemnified as provided by the Nevada Revised Statutes and the Company's Bylaws. These provisions state that the Company's directors may cause the Company to indemnify a director or former director against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him as a result of him acting as a director. The indemnification of costs can include an amount paid to settle an action or satisfy a judgment. Such indemnification is at the discretion of the Company's board of directors and is subject to the Securities and Exchange Commission's policy regarding indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable.

Item 3.02   Unregistered Sales of Equity Securities

See Item 1.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

Page
Report of Independent Registered Public Accounting Firm	F-2
Flex Fuels Energy Limited Balance Sheet as of December 31, 2006.	F-3
Flex Fuels Energy Limited Statement of Operations for the period from November 26, 2006 (Date of Inception) through December 31, 2006.	F-4
Flex Fuels Energy Limited Statements of Stockholders’ Equity for the period from November 26, 2006 (Date of Inception) through December 31, 2006.	F-5
Flex Fuels Energy Limited Statements of Cash Flows for the period from November 26, 2006 (Date of Inception) through December 31, 2006.	F-6
Flex Fuels Energy Limited Notes to Financial Statements for the period from November 26, 2006 (Date of Inception) through December 31, 2006.	F-7 through F-9
Pro forma financial information (Unaudited)	P-1-through P-2

(b) Pro forma financial information.

See Item 9.01(a).

(c) Shell company transactions.

Not applicable.

(d)	Exhibits

Exhibit No.	Description

10.1	Acquisition Agreement dated December 29, 2006 entered into by and among the Company, Flex Fuels Energy Limited, the shareholders of Flex Fuels Energy Limited and the individuals signatory thereto. (1)

10.2	Form of a Voting Trust Agreement. (1)

10.3	Form of a Lock-up Agreement. (1)

10.4	Form of Subscription Agreement entered into by and among Malibu Minerals, Inc., and the purchasers named on the signature pages thereto. (Filed herewith). *

10.5	Form of Registration Rights Agreement entered into by and among Malibu Minerals, Inc., and the purchasers named on the signature pages thereto. (Filed herewith). *

10.6	Placement Agent Agreement dated February 8, 2007 entered into by and between Malibu Minerals, Inc., and International Capital Partners SA. *

10.7
Addendum to the Acquisition Agreement dated May 29, 2007 entered into by and among the Company, Flex Fuels Energy Limited, the shareholders of Flex Fuels Energy Limited and the individuals signatory thereto. *

10.8	Employment Agreement dated December 8, 2006, entered into by and between Flex Fuels Energy Limited and Gordon Alan Ewart. *

10.9	Employment Letter Agreement dated March 28, 2007, entered into by and between Flex Fuels Energy Limited and Paul Gothard. *

10.10	Employment Agreement dated March 29, 2007, entered into by and between Flex Fuels Energy Limited and Paul Gothard. *

*Filed herewith.
(1) Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on January 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Malibu Minerals, Inc.

Date: June 4, 2007	By:	/s/ James Laird
James Laird
Chief Executive Officer

FLEX FUELS ENERGY LIMITED

(A Development Stage Company)

FINANCIAL STATEMENTS

FOR THE PERIOD FROM

NOVEMBER 2006 (INCEPTION) TO DECEMBER 31, 2006

FLEX FUELS ENERGY LIMITED

(A DEVELOPMENT STAGE COMPANY)

The Board of Directors and Stockholders
Flex Fuels Energy Limited

We have audited the accompanying balance sheet of Flex Fuels Energy Limited (a development stage company) as of December 31, 2006, and the related statements of operations, changes in stockholders’ equity and cash flows for the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Flex Fuels Energy Limited as of December 31, 2006, and the results of its operations and its cash flows from November 26, 2006 (date of inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has no established or sufficient sources of revenue, and has incurred significant losses from its operations. This raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Amper, Politziner & Mattia, P.C.

AMPER, POLITZINER & MATTIA, P.C.

May 9, 2007
Edison, NJ

FLEX FUELS ENERGY LIMITED (A DEVELOPMENT STAGE COMPANY) BALANCE SHEET DECEMBER 31, 2006
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,500,000
Other debtors - interest	499
Total current assets	1,500,499

PROPERTY AND EQUIPMENT, at cost, net of accumulated
depreciation of $nil	1,760

Total assets	$1,502,259

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$6,276
Accrued expenses	50,464
Total current liabilities	56,740

STOCKHOLDERS’ EQUITY:
Common stock, £0.10 ($0.195) par value, 2,000 shares
authorized, 2,000 shares issued and outstanding	389
Additional paid-in capital	1,499,942
Deficit accumulated during development stage	(54,812)
TOTAL STOCKHOLDERS’ EQUITY	1,445,519

Total liabilities and stockholders’ equity	$1,502,259

The accompanying notes are an integral part of these statements.

FLEX FUELS ENERGY LIMITED (A DEVELOPMENT STAGE COMPANY) STATEMENT OF OPERATIONS FOR THE PERIOD FROM INCEPTION (NOVEMBER 26, 2006) TO DECEMBER 31, 2006

REVENUES	$-

EXPENSES:
Selling, general and administrative	55,311
55,311

Operating loss	(55,311)

OTHER INCOME/(EXPENSE)
Interest and other income	499

Net loss	$(54,812)

PER SHARE DATA:
Basic and diluted loss per share	$(60.9)

Weighted average number of common
shares outstanding	900

The accompanying notes are an integral part of these statements.

FLEX FUELS ENERGY LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY AND COMPREHENSIVE LOSS
FOR THE PERIOD FROM INCEPTION (NOVEMBER 26, 2006) TO DECEMBER 31, 2006

				Development
			Additional	Stage	Total
	Common stock		Paid-In	Accumulated	Stockholders'
	Shares	Amount	Capital	Deficit	Equity
BALANCE, NOVEMBER 26, 2006	-	$-	$-	$-	$-

Common stock issued (net of commissions)	1,700	331	-	-	331

Stock issued	300	58	1,499,942	-	1,500,000

COMPREHENSIVE LOSS
Net loss for the year	-	-	-	(54,812)	(54,812)
Total comprehensive loss	-	-	-	(54,812)	(54,812)

BALANCE, DECEMBER 31, 2006	2,000	$389	$1,499,942	$(54,812)	$1,445,519

The accompanying notes are an integral part of these statements.

FLEX FUELS ENERGY LIMITED (A DEVELOPMENT STAGE COMPANY) STATEMENT OF CASH FLOWS FOR THE PERIOD FROM INCEPTION (NOVEMBER 26, 2006) TO DECEMBER 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(54,812)

Adjustments to reconcile net loss to net cash
used in operating activities
(Increase) in assets
Accounts receivable	(499)
Increase in liabilities
Accounts payable	4,516
Accrued expenses	50,464
Net cash used in operating activities	(331)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	1,500,331
Net cash provided by financing activities	1,500,331

NET CHANGE IN CASH & CASH EQUIVALENTS	1,500,000

CASH & CASH EQUIVALENTS, BEGINNING OF PERIOD	-

CASH & CASH EQUIVALENTS, END OF YEAR	$1,500,000

SUPPLEMENTAL DISCLOSURES OF CASH PAID
Interest	$-

The accompanying notes are an integral part of these statements.

FLEX FUELS ENERGY LIMITED
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	Organization, Basis of Presentation and Liquidity

Flex Fuels Energy Limited (“Flex Fuels” or the “Company”) was formed on November 26, 2006 under the laws of England and Wales.

Flex Fuels is a developmental stage company headquartered in London, England. Flex Fuels plans to construct, own and manage seed processing facilities, refineries producing bio diesel products (and associated power generation facilities if commercially desirable) and to engage in the business of supplying and distributing bio diesel products.

The Company has incurred operating losses since inception and has generated no revenues from continuing operations. As a result, the Company has generated negative cash flows from operations and has an accumulated deficit at December 31, 2006. The Company is operating in a developing industry and its primary source of funds to date has been through the issuance of securities. The Company is currently seeking additional funding. While the Company is optimistic and believes appropriate actions are being taken, there can be no assurance that management’s efforts will be successful or that the products the Company develops and markets will be accepted by consumers.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business. However, the Company has accumulated a loss and is new. This raises substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty.

As shown in the accompanying financial statements, the Company has incurred a net (loss) of ($54,812) for the period from November 26, 2006 (inception) to December 31, 2006 and has not generated any revenues. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

2.	Summary of Significant Accounting Policies:

Cash and cash equivalents - The Company considers investments with original maturities of three months or less to be cash equivalents.

Property and equipment - Property and equipment are stated at cost. Depreciation will be calculated on the various asset classes over their estimated useful lives.

Income taxes - Deferred taxes are computed based on the tax liability or benefit in future years of the reversal of temporary differences in the recognition of income or deduction of expenses between financial and tax reporting purposes. The net difference, if any, between the provision for taxes and taxes currently payable is reflected in the balance sheet as deferred taxes. Deferred tax assets and/or liabilities, if any, are classified as current and non-current based on the classification of the related asset or liability for financial reporting purposes, or based on the expected reversal date for deferred taxes that are not related to an asset or liability. Valuation allowances are recorded to reduce deferred tax assets to that amount which is more likely than not to be realized.

FLEX FUELS ENERGY LIMITED
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

2. Summary of Significant Accounting Policies:

Loss per share - Basic loss per share is calculated by dividing net loss attributable to the ordinary shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is calculated by dividing the net loss attributable to the ordinary shareholders by the sum of the weighted average number of common shares outstanding and the diluted potential ordinary shares.

Common stock - The holder of each share of common stock outstanding is entitled to one vote per share.

Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements

In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes-an interpretation of FASB Statement No. 109 (“FIN 48”) which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement criteria for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition and defines the criteria that must be met for the benefits of a tax position to be recognized. The cumulative effect of the change in accounting principle must be recorded as an adjustment to opening retained earnings. The Company has completed its initial evaluation of the impact of the January 1, 2007 adoption of FIN No. 48 and determined that such adoption is not expected to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements. SFAS No. 157 applies to other accounting standards that require or permit fair value measurements. Accordingly, it does not require any new fair value measurement. SFAS No. 157 will be effective for the Company on January 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No. 157 will have on its financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 will be effective for the Company on January 1, 2008. The Company is currently evaluating the impact the adoption of SFAS No.159 will have on its financial position and results of operations.

3.	Property and Equipment

Property and equipment consist of the following as of December 31, 2006:

Computer hardware and software	$1,760
Less: Accumulated depreciation	-
$1,760

FLEX FUELS ENERGY LIMITED
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.	Stockholders’ Equity

During the period ended December 31, 2006 the Company raised $1,500,331 (net of commission and expenses) by issuing 2,000 shares of common stock in a private placement.

5.	Income Taxes

The income tax provision is summarized as follows for the years ended December 31, 2006:

Current - United Kingdom	$-
Deferred	-

Total income tax provision	$-

Significant components of deferred tax assets were as follows as of December 31, 2006:

Deferred Tax Assets

Tax loss carryforward	$54,812
Valuation Allowance	(54,812)
Net deferred tax asset	$-

Under United Kingdom taxation, the Company has $54,812 of net operating loss carry-forwards to offset future taxable income. As it is not more likely than not that the resulting deferred tax benefits will be realized, a full valuation allowance has been recognized for such deferred tax assets.

6.	Employment Agreements

The Company has employment agreements with its executive officers. Such agreements provide for minimum salary levels.

7.	Legal Proceedings

The Company is not involved with any legal actions and claims arising in the ordinary course of business.

Malibu Minerals, Inc
Pro-forma Financial Statements
Balance Sheet

			Consolidation	Malibu Minerals, Inc Consolidated Financial
	Malibu Minerals, Inc	Flex Fuels Energy Ltd	Adjustments	Statements
	March	March	March	March
	2007	2007	2007	2007
	$ '000	$ '000	$ '000	$ '000

Property & Equipment		148		148

Current Assets
Cash and cash equivalents	72	1,178		1,250
Prepayments and other receivables		11		11
Value Added Tax receivable		31		31

	72	1,220	0	1,292
Investments, at cost
Flex Fuels investment	1,500		(1,500)	0

Excess of purchase price over net assets
acquired and intangible assets (1)			22,368	22,368

TOTAL ASSETS	1,572	1,368	20,868	23,808

Current Liabilities
Accounts payable		117		117
Taxation and social security		19		19
Accrued expenses		47		47

	0	183	0	183
Long Term Liabilities
Shareholders loan	14			14

	14	0	0	14
Capital and Reserves
Common stock, $0.001 par	12	1	24	37
Additional paid-in capital	1,648	1,510	20,845	24,003
Retained deficit	(102)	(326)		(428)

Total Stockholders equity	1,558	1,185	20,869	23,612

TOTAL EQUITY AND LIABILITIES	1,572	1,368	20,869	23,809

	Malibu Minerals,	Flex Fuels Energy	Consolidation	Malibu Minerals, Inc Consolidated Financial
	Inc	Ltd	Adjustments	Statements
	March	March	March	March
	2007	2007	2007	2007
	$ '000	$ '000	$ '000	$ '000

Revenues	0	0	0	0

Expenses
Selling, general and administration	(41)	(283)	0	(324)

Operating loss	(41)	(283)	0	(324)

Other income
Interest received		13	0	13

Net loss	(41)	(270)	0	(311)

Basic and diluted loss per share	$(0.003)	$(135.00)	$0.00	$(0.008)

Weighted average number of shares	12,425,814	2,000	37,280,291	37,280,291

Note (1) The Company is undertaking an independent evaluation of its excess of purchase price over net assets acquired and intangible assets.

P-1

Malibu Minerals, Inc
Pro-forma Financial Statements
Balance Sheet

			Consolidation	Malibu Minerals, Inc Consolidated Financial
	Malibu Minerals, Inc	Flex Fuels Energy Ltd	Adjustments	Statements
	December	December	December	December
	2006	2006	2006	2006
	$ '000	$ '000	$ '000	$ '000

Property & Equipment		2		2

Current Assets
Cash and cash equivalents	113	1,500		1,613
Prepayments and other receivables				0
				0

	113	1,500	0	1,613
Investments, at cost
Flex Fuels investment	1,500		(1,500)	0

Excess of purchase price over net assets
acquired and intangible assets (1)			22,368	22,368

TOTAL ASSETS	1,613	1,502	20,868	23,983

Current Liabilities
Accounts payable		6		6
Accrued expenses		51		51

	0	57	0	57
Long Term Liabilities
Shareholders loan	14			14

	14	0	0	14
Capital and Reserves
Common stock, $0.001 par	12	1	24	37
Additional paid-in capital	1,648	1,500	20,844	23,992
Retained deficit	(61)	(56)		(117)

Total Stockholders equity	1,599	1,445	20,868	23,912

TOTAL EQUITY AND LIABILITIES	1,613	1,502	20,868	23,983

	Malibu Minerals, Inc	Flex Fuels Energy Ltd	Consolidation Adjustments	Malibu Minerals, Inc Consolidated Financial Statements
	December	December	December	December
	2006	2006	2006	2006
	$ '000	$ '000	$ '000	$ '000

Revenues	0	0	0	0

Expenses
Selling, general and administration	(61)	(56)	0	(117)

Operating loss	(61)	(56)	0	(117)

Other income
Interest received		0	0	0

Net loss	(61)	(56)	0	(117)

Basic and diluted loss per share	$(0.006)	$(60.90)	$0.00	$(0.003)

Weighted average number of shares	10,019,938	900	34,874,415	34,874,415

Note (1) The Company is undertaking an independent evaluation of its excess of purchase price over net assets acquired and intangible assets.

P-2